UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2024

TORTOISEECOFIN ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40633	98-1583266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 US HWY 50, Suite 208 Zephyr Cove, NV	89448
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 981-1020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	TRTL.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	TRTL	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TRTL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 11, 2024, TortoiseEcofin Acquisition Corp. III (the “Company”) entered into Loan and Transfer Agreements with TortoiseEcofin Sponsor III LLC, the Company’s sponsor (the “Sponsor”), One Energy Enterprises Inc. (“One Energy”) and other parties (the “Lenders”), pursuant to which the Lenders agreed to loan an aggregate of $350,000 to the Sponsor (the “Loan”) and the Sponsor intends to loan such amount to the Company (the “SPAC Loan”). Neither the Loan nor the SPAC Loan will accrue any interest.

The Sponsor and the Company are jointly responsible for the payment of the principal amount of the Loan within five business days of the completion of the Company’s initial business combination (the “Business Combination”). In addition, within five business days of the completion of the Business Combination, One Energy will pay the Lenders an additional one-time cash payment in the aggregate amount of $175,000. As additional consideration for the Lenders making the Loan available to the Sponsor, the Sponsor agreed to transfer to the Lenders an aggregate of 175,000 Class B ordinary shares of the Company upon the closing of the Business Combination and the Lenders are entitled to certain registration rights with respect to those shares.

If the Business Combination is not completed, One Energy will issue to each Lender the number of shares of its common stock equal to the principal amount of its Loan at a price that values One Energy at its most recent private company equity valuation. If One Energy’s shares of common stock are not listed on a national securities exchange by December 31, 2026, each Lender will also have a one-time option to cause One Energy to redeem all of their owned shares resulting from the agreement for an amount equal to the product of (x) 1.05 and (y) each Lender’s pro rata amount of the Loan.

The foregoing description is qualified in its entirety by reference to the terms and conditions of the Loan and Transfer Agreement, the form of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Exhibits.

Exhibit Number	Description of Exhibit

10.1	Form of Loan and Transfer Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2024

TORTOISEECOFIN ACQUISITION CORP. III

By:	/s/ Vincent T. Cubbage
Name:	Vincent T. Cubbage
Title:	Chief Executive Officer